                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Confidential, for Use of the Commission Only
[ ]    Preliminary Proxy Statement (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title of each class of securities to which transaction applies:
       (2)    Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)    Proposed maximum aggregate value of transaction:
       (5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                            FOUR EMBARCADERO CENTER
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 954-5400
                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), will be held on August 25, 2000, at 10:00 a.m. (Pacific Time) at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111. At the Meeting, you and the other stockholders of the Fund will be asked to consider and vote on the following matters:

1.  To re-elect one director to the Board of Directors of the Fund.

2. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending January 31, 2001.

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    Stockholders of record at the close of business on July 10, 2000 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                         By Order of the Board of Directors,

                                         /s/ Robert J. Goldstein

                                         Robert J. Goldstein
                                         Secretary

San Francisco, California
July 24, 2000

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                            FOUR EMBARCADERO CENTER
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 954-5400
                                PROXY STATEMENT

    This Proxy Statement is being provided to the stockholders of RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund (the "Board of Directors" or the "Board"). The proxies are to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111, on August 25, 2000 at 10:00 a.m. (Pacific
Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Annual Meeting of Stockholders.

    All shares represented by each properly signed proxy ("Proxy") received prior to the Meeting will be voted at the Meeting. If a stockholder specifies how the Proxy is to be voted on any of the business matters to come before the meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR re-election of the director nominated by the Board of Directors (Proposal 1) and FOR the ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Fund's independent auditors for the fiscal year ending January 31, 2001 (Proposal 2). The Proxy may be revoked by a stockholder at any time prior to its use by written notice to the Fund, by submission of a subsequent Proxy, or by voting in person at the Meeting.

    The representation in person or by proxy of at least a majority of the shares of capital stock of the Fund (the "Capital Shares") entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "non-votes" will be counted as present. Broker "non-votes" occur when the Fund receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Proposal 1 requires, for the re-election of the nominee, a plurality of the Capital Shares voting and entitled to vote thereon at the meeting. Proposal 2 requires the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Withheld votes and broker "non-votes" will not be counted in favor of or against, and will have no other effect on the voting on, Proposal 1, but abstentions and broker "non-votes" will have the effect of a vote against Proposal 2 depending on the number of Capital Shares present at the meeting. See "Proposal 2 -- Required Vote."

    The cost of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of the Fund. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about July 24, 2000.

    At 5:00 p.m. (Eastern Standard Time) on July 10, 2000, the record date for the determination of stockholders entitled to vote at the Meeting (the "Record Date"), there were outstanding 30,515,800 Capital Shares. Each Capital Share is entitled to one vote.

    As of the Record Date, there was no person or group known to the Fund to be the beneficial owner of more than 5% of the outstanding Capital Shares. However, on such date, Cede & Co., a nominee of Depository Trust Company ("DTC"), owned of record 30,190,133 Capital Shares, or approximately 99% of the number of Capital Shares entitled to vote at the meeting. DTC is a securities depository for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. The Fund does not know the names of beneficial owners of Capital Shares that have been deposited at DTC. As of the Record Date, all directors and officers as a group owned, beneficially, less than 1% of the Capital Shares.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors currently consists of three classes of directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class, comprising one-third of the directors, is elected each year to succeed the class whose term is expiring. The term of office for the director in Class III expires at the Meeting, for the director in Class I at the Annual Meeting of Stockholders in 2001 and for the director in Class II at the Annual Meeting of Stockholders in 2002.

    The Board of Directors has designated Luke D. Knecht for re-election as a Class III director. Mr. Knecht was elected to the Board of Directors as a Class III director on March 30, 1999 by the Board to serve until the Annual Meeting of Stockholders in 1999. Mr. Knecht was re-elected to the Board of Directors by the stockholders on August 26, 1999. If re-elected as a Class III director, Mr. Knecht's term will expire at the Annual Meeting of Stockholders in 2003.

    Francis E. Lundy, a Class I director re-elected to the Board by the stockholders on November 12, 1998 (a "Continuing Director"), has a remaining term of approximately one year.

    James M. Whitaker, a Class II director re-elected to the Board by the stockholders on August 26, 1999 (a "Continuing Director"), has a remaining term of approximately two years.

    Unless authority is withheld, it is the intention of the persons named in the enclosed Proxy to vote each Proxy for Mr. Knecht. Mr. Knecht has indicated he will serve if elected, but if he should be unable to serve, the Proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy in the Board.

    The address of each director is Four Embarcadero Center, San Francisco, CA 94111. The Fund pays each of its independent directors $6,000 per year and $1,000 per meeting attended, and reimburses each such director for reasonable expenses incurred in connection with such meetings. The Fund's Articles of Incorporation provide that the Fund shall, to the extent permitted by law, indemnify each of its currently acting and former directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

    The following table provides information concerning the nominee and the Continuing Directors:

                                    NOMINEE

                                                                                                 CAPITAL SHARES OF THE
                            POSITION, IF ANY, WITH THE FUND AND DRESDNER RCM.        DIRECTOR      FUND BENEFICIALLY
     NAME AND AGE              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE            SINCE       OWNED AT 7/10/00
----------------------  ----------------------------------------------------------  -----------  ---------------------
    Luke D. Knecht      President, Director and Chairman of the Board. Member of         1999**           *
         (46)           the Board of Managers and Managing Director of Dresdner
                        RCM since 1998; Director of Dresdner RCM Global Strategic
                        Income Fund since 1999 (a closed-end mutual fund managed
                        by Dresdner RCM); Executive Director, Russell Reynolds
                        Associates from 1995 to 1997.

                              CONTINUING DIRECTORS

                                                                                                 CAPITAL SHARES OF THE
                            POSITION, IF ANY, WITH THE FUND AND DRESDNER RCM.        DIRECTOR      FUND BENEFICIALLY
     NAME AND AGE              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE            SINCE       OWNED AT 7/10/00
----------------------  ----------------------------------------------------------  -----------  ---------------------
  James M. Whitaker     Director and Vice Chairman of the Board. Attorney at Law,        1994            -0-
          +-            sole practitioner since 1972.
         (57)
   Francis E. Lundy     Director. Chairman and President, Technical Instru-              1994             *
          +-            ment -- San Francisco since 1976; Vice President, Zygo
         (62)           Corporation from 1996 to 1999.

------------------------

*   Less than 1.00% of Capital Shares.

** An "interested person" of the Fund, as defined in the 1940 Act, by reason of being its President, and a member of the Board of Managers and a Managing Director of Dresdner RCM, the Fund's investment adviser.

+   Member of the Audit Oversight Committee.

-   Member of the Nominating Committee

    BOARD COMMITTEES AND MEETINGS. The Board has a standing Audit Oversight Committee. The responsibilities of the Audit Oversight Committee include reviewing and making recommendations to the Board concerning the Fund's financial and accounting reporting procedures. The Audit Oversight Committee meets with the Fund's independent auditors, reviews the Fund's financial statements, and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

    The Fund has a Nominating Committee composed solely of independent directors. The Nominating Committee is responsible for reviewing candidates to fill vacancies on the Board. The Nominating Committee will review nominees recommended by stockholders. Such recommendations should be submitted in writing to Robert J. Goldstein, Secretary to the Fund, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

    With respect to the fiscal year ended January 31, 2000, the Board held four regular and four special meetings and all directors then serving attended at least 75% of the meetings. The Audit Oversight Committee met once in separate session during the fiscal year ended January 31, 2000. The Nominating Committee did not meet in separate session during the fiscal year ended January 31, 2000.

    During the fiscal year ended January 31, 2000, no director other than Mr. Knecht was a director of any company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the 1940 Act (other than the Fund).

    REQUIRED VOTE. The re-election of the nominee to the Board of Directors requires the affirmative vote of a plurality of the Capital Shares voting and entitled to vote thereon at the Meeting, in person or by proxy.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE NOMINEE NAMED ABOVE.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

    The Board of Directors has selected PricewaterhouseCoopers as the independent auditors for the Fund for the current fiscal year ending January 31, 2001. Upon the reasonable request of any stockholder of the Fund, representatives of PricewaterhouseCoopers will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

    REQUIRED VOTE. The ratification of the selection of PricewaterhouseCoopers requires the affirmative vote of a "majority" of the outstanding Capital Shares, as defined in the 1940 Act. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the Capital Shares represented at the Meeting if more than 50% of the outstanding Capital Shares are represented, or (ii) more than 50% of the outstanding Capital Shares.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS FOR THE FUND.

                             ADDITIONAL INFORMATION

    EXECUTIVE OFFICERS AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers or employees of Dresdner RCM or Funds Distributor, Inc. ("FDI") are not compensated by the Fund.

     NAME AND AGE           POSITION WITH FUND      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-----------------------   -----------------------   --------------------------------------------
    George A. Rio *       Chief Financial Officer   Executive Vice President and Client Service
         (45)             (since 1998)              Director of FDI (since April 1998); Senior
                                                    Vice President and Senior Key Account
                                                    Manager for Putnam Mutual Funds (June 1995
                                                    to March 1998).

     NAME AND AGE           POSITION WITH FUND      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-----------------------   -----------------------   --------------------------------------------
Robert J. Goldstein **    Secretary (since 2000)    Director and Associate General Counsel,
         (37)                                       Dresdner RCM (since January 1997); associate
                                                    with the law firm of Weil, Gotshal & Manges
                                                    (September 1990 to December 1996).

   Steven L. Wong **      Treasurer (since 2000)    Manager of Commingled Fund Services,
         (33)                                       Dresdner RCM (since December 1994).

Margaret W. Chambers *    Vice President and        Senior Vice President and General Counsel of
         (40)             Assistant Secretary       FDI (since April 1998); Vice President and
                          (since 1998)              Assistant General Counsel for Loomis,
                                                    Sayles & Company, L.P. (August 1996 to
                                                    March 1998); associate with the law firm of
                                                    Ropes & Gray (January 1986 to July 1996).

 Karen Jacoppo-Wood *     Vice President and        Vice President and Senior Counsel of FDI and
         (33)             Assistant Secretary       an officer of certain investment companies
                          (since 1998)              distributed by FDI (since February 1996);
                                                    Manager of SEC Registration, Scudder,
                                                    Stevens & Clark, Inc. (June 1994 to January
                                                    1996).

  Douglas C. Conroy *     Vice President and        Vice President and Senior Client Service
         (31)             Assistant Treasurer       Manager of FDI and an officer of certain
                          (since 1998)              investment companies distributed by FDI
                                                    (since May 1998); Assistant Department
                                                    Manager of Treasury Services and
                                                    Administration of FDI (April 1997 to April
                                                    1998); Supervisor of Treasury Services and
                                                    Administration of FDI (February 1995 to
                                                    March 1997).

   Mary A. Nelson *       Vice President and        Senior Vice President and Manager of
         (36)             Assistant Treasurer       Financial Services of FDI (since May 2000);
                          (since 1998)              Vice President and Manager of Operations and
                                                    Treasury Services of FDI and an officer of
                                                    certain investment companies distributed by
                                                    FDI (August 1994 to April 2000).

    Glen M. Wong **       Assistant Treasurer       Manager of Commingled Fund Services,
         (38)             (since 2000)              Dresdner RCM (since July 1999); Financial
                                                    Reporting Supervisor at Fremont Mutual
                                                    Funds, Inc. (July 1996 to June 1999);
                                                    Accountant, The Permanente Medical
                                                    Group, Inc. (July 1995 to July 1996).

------------------------

* The officer's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

** The officer's address is Four Embarcadero Center, San Francisco, California 94111.

    INFORMATION REGARDING THE FUND'S INVESTMENT ADVISER. The Fund's investment adviser is Dresdner RCM. Dresdner RCM was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC. Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. Dresdner RCM has informed the Fund that as of May 31, 2000 it had approximately $47.4 billion in assets under management. Dresdner RCM is registered under the Investment Advisers Act of 1940 and serves as investment manager or subadviser to other registered investment companies.

    Dresdner RCM is located at Four Embarcadero Center, San Francisco, California 94111.

    INFORMATION REGARDING THE FUND'S ADMINISTRATOR. The Fund's Administrator is State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171.

    OTHER BUSINESS. As of the date of this Proxy Statement, the Fund's management and Dresdner RCM know of no business to come before the Meeting other than as set forth in the Notice of the Annual Meeting of Stockholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as Proxies will vote in their sole discretion.

    ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of Proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or both proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned, as required by the Fund's Articles of Incorporation and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

    ANNUAL REPORT. The Fund's 2000 Annual Report to Stockholders was mailed to stockholders on or about March 30, 2000. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM BOSTON EQUISERVE BY CALLING (800) 426-5523 OR BY WRITING TO P.O. BOX 8200, BOSTON, MASSACHUSETTS 02266-8200.

    STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING. Stockholders submitting proposals intended to be included in the Fund's 2001 Proxy Statement must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, no later than March 24, 2001. Stockholders submitting any other proposals intended to be presented at the next annual meeting must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, between May 24, 2001 and June 9, 2001. It is currently anticipated that the 2001 Annual Meeting of Stockholders will be held prior to July 31, 2001. Stockholder proposals should be addressed to Robert J. Goldstein, Secretary, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

July 24, 2000

                                                                     RCMCM-PS-00

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                             Four Embarcadero Center
                         San Francisco, California 94111

The undersigned hereby appoints Robert J. Goldstein and Steven L. Wong, and each of them, as proxies of the undersigned (the "Proxies") each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of RCM Strategic Global Government Fund, Inc. (the "Fund") held of record as of July 10, 2000 at the Annual Meeting of Stockholders to be held at the offices of Dresdner RCM Global Investors LLC located at Four Embarcadero Center, San Francisco, California 94111, on August 25, 2000 at 10:00 a.m. (Pacific Time), and at any and all of the adjournment(s) or postponement(s) thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR RE-ELECTION OF THE DIRECTOR AND FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


--------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Note: Please sign exactly as the name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give the appropriate and complete title. When signing as an officer of a corporation, please indicate the corporation name and the office held by the signing officer. When signing on behalf of a partnership, please sign the partnership name and the name of the person signing.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-----------------------------------         -----------------------------------

-----------------------------------         -----------------------------------

/x/    PLEASE MARK VOTES AS IN THIS EXAMPLE

1.)    To re-elect as director the nominee listed below:

                                              For         Withhold
                  Luke D. Knecht              / /           / /


2.) To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending January 31, 2001.

                  For                Against          Abstain
                  / /                 / /               / /



Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                     / /

RECORD DATE SHARES:


   Please be sure to sign and date this Proxy.


--------------------------------------------------------------------------------



Stockholder sign here                 Co-owner sign here           Date
                                                                        --------
--------------------------------------------------------------------------------


                                      -2-